SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2002

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E. Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
Press Release issued on July 16, 2002

ITEM 5. OTHER EVENTS.

     On July 16, 2002, the registrant issued a press release which is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

99.1	Press release issued on July 16, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2002	UNITED PARCEL SERVICE, INC.

	By:	/s/ D. SCOTT DAVIS

Name: D. Scott Davis
Title: Senior Vice President

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EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT

99.1	Press Release issued on July 16, 2002.

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